                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                               AMENDMENT NO. 1

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
 [x]     Preliminary proxy statement.                         [ ]      Confidential, for use of the Commissioner
 [ ]     Definitive proxy statement.                                   only (as permitted by Rule 14a-6(e)(2).
 [ ]     Definitive additional materials.
 [ ]     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                             TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

         [x] No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
             and 0-11.
                  (1) Title of each class of securities to which transaction applies:  N/A
                  (2) Aggregate number of securities to which transaction
                      applies:  N/A
                  (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
                  (4) Proposed maximum aggregate value of transaction:  N/A
                  (5) Total fee paid:  $0

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange
             Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1) Amount Previously Paid:  N/A
                  (2) Form, Schedule or Registration Statement No.:  N/A
                  (3) Filing Party:  N/A
                  (4) Date Filed:  N/A

                   [FORM OF SUPPLEMENTAL SOLICITATION LETTER]
                        THE TRAVELERS INSURANCE COMPANY

                             Travelers Series Trust
                     Disciplined Small Cap Stock Portfolio

                 One Tower Square, Hartford, Connecticut 06183


                                August 20, 2001


Dear Variable Annuity Contract or
        Variable Life Insurance Policy Owner:

     Shares of Disciplined Small Cap Stock Portfolio (the "Fund") of Travelers Series Trust (the "Trust") have been purchased at your direction by The Travelers Insurance Company ("The Travelers") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (collectively, the "variable contracts"). The Travelers, as the shareholder of record and legal owner of those separate accounts, has been asked to approve a proposal to liquidate the Fund (the "Liquidation"), and, subject to the instructions from owners of variable contracts with interests in the separate account(s) invested in the Fund ("contract owners"), to transfer the liquidation proceeds into one or more other investment options offered through the separate account(s) of each contract owner's variable contract. If a contract owner fails to provide timely instructions, The Travelers will transfer the proceeds into the money market investment option applicable to a particular variable contract. Either form of transfer is referred to at times as a "Transfer." The Liquidation and Transfer are referred to together as the "Liquidation Plan." As a contract owner, The Travelers is asking you for instructions as to how to vote the shares of the Fund that are attributable to your variable contract.

     Under the Liquidation Plan, as of the liquidation date The Travelers will:
(1) request redemption of Fund shares, which will cause the Fund to sell its assets; (2) redeem all Fund shares at net asset value; and (3) subject to the instructions of contract owners, purchase shares of one or more other investment options offered through each variable contract by means of a Transfer. In those cases where a contract owner has not provided transfer instructions, The Travelers will purchase shares of the money market investment option available to the particular variable contract. Two money market funds will be used: Travelers' Money Market Portfolio and Smith Barney Money Market Portfolio.

     Here are some facts about the Liquidation Plan that will be useful to you as you vote:

     1. The Liquidation Plan will have no impact on your right to transfer into other investment options offered through their applicable variable contracts. You may make transfers at any time and at no additional charge prior to the liquidation date (October 26, 2001).

     2. There will be no transfer fees, charges or other costs for the separate account(s) in which you have an interest to own shares of the money market fund or another fund to which you transfer your contract value.

     3. There will be no alteration to contract owners' rights and The Travelers' obligations under the variable contracts, and contract owners' account values will not be diminished.

     4. The Liquidation and Transfer will create no tax liability for contract owners.

                            YOUR VOTE IS IMPORTANT!

     Management has proposed the Liquidation Plan to eliminate funds, including Disciplined Small Cap Stock Portfolio, that have lacked broad market appeal, have failed to generate sufficient assets to operate efficiently, and are not expected to achieve economies of scale in the future. At a recent meeting, the Trust's Board of Trustees (the "Board") considered information provided by management on the Fund's lack of asset growth and market share, the Fund's expenses, and management's decision to cease offering the fund as an investment option under these variable contracts.

     After carefully considering the merits of the proposal, the Board has determined that it is in the best interests of the Fund and its shareholders and the underlying contract owners to liquidate the Fund. Furthermore, the Board concluded that, because of the limited number of variable contracts through which the Fund is offered, and because no single comparable mutual fund exists as a transfer investment option, the Liquidation Plan is in the best interests of contract owners, as the Plan allows contract owners to provide transfer instructions pertaining to their liquidated assets into other investment op-tions available under their variable contracts, and also provides, absent a contract owner's instructions, a default option that should preserve principal for the contract owners with no adverse tax consequences.

     The Board recommends that you read the enclosed materials carefully and then instruct The Travelers to vote FOR the proposal. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN THE VOTING INSTRUCTION FORM(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE. For more information, please call The Travelers at 1-800-842-8573.

                                       Respectfully,


                                       The Travelers


     WE URGE YOU TO SIGN AND RETURN THE VOTING INSTRUCTION FORM(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                           THE TRAVELERS SERIES TRUST

                     Disciplined Small Cap Stock Portfolio

                                One Tower Square
                          Hartford, Connecticut 06183


                                                                 August 20, 2001


                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

     Notice is hereby given that a Special Meeting of shareholders of Disciplined Small Cap Stock Portfolio (the "Fund") of The Travelers Series Trust (the "Trust") will be held at the offices of the Trust at One Tower Square, Hartford, Connecticut 06183 on September 26, 2001, at 9:00 a.m. (Eastern time) and any adjournments thereafter (the "Meeting") to approve or disapprove a proposal to liquidate the Fund (the "Liquidation"), and, subject to the instructions of owners of variable annuity and variable life insurance contracts with interests in the Fund, transfer the liquidation proceeds into new investments or, absent any such instructions, transfer such proceeds into the money market investment option applicable to a particular variable contract (either form of transfer is referred to at times as a "Transfer").


     In addition, the Fund may act on any and all such other business as may properly come before the Meeting or any adjournment(s) thereof. The Trust's Board of Trustees has fixed the close of business on July 25, 2001, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Please refer to the accompanying Proxy Statement for more information about the proposal to be considered and acted upon at the Meeting.


     By order of the Board of Trustees.

                                     LOGO
                                     Ernest J. Wright, Secretary

     Please complete, date, sign, and return the enclosed voting instruction card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

     YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES ATTRIBUTABLE TO YOUR CONTRACT.

                           THE TRAVELERS SERIES TRUST

                     Disciplined Small Cap Stock Portfolio

                                One Tower Square
                          Hartford, Connecticut 06183

                                PROXY STATEMENT

        SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2001

     THE BOARD OF TRUSTEES OF THE TRAVELERS SERIES TRUST (THE "TRUST") SOLICITS YOUR PROXY FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF DISCIPLINED SMALL CAP STOCK PORTFOLIO (THE "FUND") AND AT ANY ADJOURNMENT THEREOF (THE "MEETING"). The Meeting will be held at the Trust's offices, One Tower Square, Hartford, Connecticut 06183, at 9:00 a.m. (Eastern time) on September 26, 2001. The Travelers Insurance Company and The Travelers Life and Annuity Company (together, "The Travelers") is furnishing this Proxy Statement in connection with the solicitation of voting instructions, as further described below, from owners of variable annuity and variable life insurance contracts ("contract owners") issued by The Travelers, for use at the Meeting. The Board of Trustees expects this Proxy Statement will be mailed to contract owners on or about August 20, 2001.

GENERAL


     The purpose of the Meeting is to approve or disapprove a proposal to liquidate the Fund (the "Liquidation"), and, subject to the instructions of contract owners with interests in the separate accounts invested in the Fund, transfer the liquidation proceeds into investment options available to a contract owner or, absent such contract owner's instructions, into the money market investment option applicable to a particular variable contract (either form of transfer is referred to at times as a "Transfer"). The Liquidation and Transfers may be referred to at times as the "proposal" or the "Liquidation Plan" or the "Plan and is attached as Exhibit A".


     In addition, the Fund may act on any and all such other business as may properly come before the Meeting or any adjournment(s) thereof.

VOTE BY PROXY


     The Travelers Series Trust offers shares of the Fund only for purchase by insurance company separate accounts. Thus, the insurance companies are technically the shareholders of this Fund, and under the Investment Company Act of 1940, as amended, (the "1940 Act"), may be deemed to be in control of the Fund. Nevertheless, with respect to the Special Meeting, an insurance company will solicit and accept timely voting instructions from its contract owners who have interests in the Fund through a variable annuity or variable life contract (collectively the "variable contracts") as of the Record Date. The Trust's Board has set the close of business on July 25, 2001 as the Record Date. As of the record date, separate accounts that fund the variable contracts issued by The Travelers were the shareholders of record of all of the Fund's shares. The Travelers will vote all the Fund's outstanding shares held by the separate accounts at the Meeting based upon the voting instructions timely received by The Travelers from contract owners. A voting instruction card is enclosed for your use. You may revoke your voting instruction card at any time before 5:00 p.m. Eastern time on September 24, 2001, by executing and delivering later-dated signed voting instructions to The Travelers. All voting instruction cards that are properly executed, received in time, and not so revoked will be used by The Travelers in voting in accordance with the instructions on the cards, if any. Voting instruction cards that are properly executed but provide no specific instructions will be voted in favor of the proposal.


COST OF SOLICITATION


     The costs and expenses incurred in connection with the solicitation of voting instructions on behalf of the Fund for use at the Meeting, including the costs of printing, mailing, and reasonable expenses of outside counsel and Trust counsel, will be paid by an affiliate of Citigroup, an affiliate of the Trust. The Fund's shareholders and underlying contract owners will bear no cost or expenses in connection with the solicitation or any transfers effected in anticipation, or as a result, of the liquidation. In addition, the contract owners of the variable annuity and variable life contracts will not incur an increase in the contract fees and expenses as a result of the Liquidation Plan.



     In addition to the solicitation of voting instructions by mail, the Trust's trustees, officers, and/or employees of The Travelers or its affiliates or an entity engaged by The Travelers may solicit voting instructions in person, by telephone or by electronic mail (email). The Travelers, located at One Tower Square, Hartford, Connecticut 06183, serves as the Fund's sponsor and depositor.

SHAREHOLDERS AND THE VOTE

     The Travelers are the legal owners of all of the Fund's shares and, as such, have the right to vote upon certain matters that are required by Massachusetts law, the Agreement and Declaration of Trust, and the Investment Company Act of 1940, as amended (the "1940 Act"), to be approved or ratified by the shareholders and to vote upon any other matter that may be voted upon at a shareholders' meeting.

     This Proxy Statement is being mailed to owners of, or participants in, variable contracts with assets allocated to the Fund through certain separate accounts (namely, the contract owners) as of the close of business on July 25, 2001 (the record date). As of the record date, there were a total of 17,709,086.604 Fund shares outstanding. The contract owners instruct The Travelers how to vote the shares held by the separate accounts in which the contract owners have an interest. The Travelers, then, will vote all of the Fund's shares in accordance with instructions received from the contract owners. The Travelers intends to vote all shares for which no timely instructions are received in proportion to the instructions that are received from the other contract owners. Each full share is entitled to one vote, and any fractional share is entitled to a fractional vote. Only Fund shareholders as of the record date will be entitled to notice of and to vote at the Meeting.

     The number of full and fractional votes for which a contract owner is entitled to provide voting instructions is set forth on the enclosed instructions card(s). Contracts owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Trust: (1) if only one person votes, that vote will bind all; (2) if more than one person votes, the vote of the majority will bind all; and (3) if more than one person votes and the vote is evenly divided, the vote will be cast proportionately.


     The presence at any shareholders' meeting in person or by proxy of the shareholders entitled to cast at least one-fourth of the votes shall be necessary and sufficient to constitute a quorum for the transaction of business. If the necessary quorum is not present at the Meeting, or if the necessary quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment requires the affirmative vote of a majority of the shares present in person or by proxy at the Meeting to be adjourned. The persons named in the enclosed proxies will vote in favor of such adjournment those voting instructions that they are entitled to vote in favor of the proposal that has not been adopted, will vote against any adjournments those voting instructions required to be voted against the proposal, and will not vote any voting instructions that direct them to abstain from voting on such proposal.


     The Travelers, through certain of its separate accounts, owns all of the shares of the Fund and has undertaken to vote all shares in accordance with voting instructions received on a timely basis from the contract owners of variable contracts who have allocated amounts to one or more of the separate accounts that invest in the Fund. The Travelers will vote Fund shares for which no timely instructions are received, and any shares owned by separate accounts funding qualified plans, in proportion to the voting instructions that are received with respect to all policies and contracts participating in the Fund. Voting instruction cards that are properly executed and returned but that have no voting designation with respect to the proposal will be voted "FOR" the proposal.


     VOTE REQUIRED: APPROVAL OF THE PROPOSAL REQUIRES A MAJORITY VOTE OF THE FUND'S OUTSTANDING SHARES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE NECESSARY QUORUM OF THE OUTSTANDING SHARES OF THE FUND ARE PRESENT IN PERSON OR BY PROXY.



     The Trust's Board of Trustees (the "Board") has unanimously approved and recommends that Fund shareholders approve the following Proposal.


                                    PROPOSAL

     APPROVAL OF THE PLAN TO LIQUIDATE THE DISCIPLINED SMALL CAP STOCK PORTFOLIO AND TRANSFER THE LIQUIDATION PROCEEDS INTO ANOTHER INVESTMENT OPTION AVAILABLE TO A PARTICULAR VARIABLE CONTRACT.

BACKGROUND

     Under the proposal, the Board is asking shareholders to approve the Plan, which provides for the Liquidation of the Fund, and, subject to the instructions of contract owners with interests in the separate account invested in the Fund, Transfers of the liquidation proceeds either (1) based upon each contract owner's transfer instructions, into one or more other investment options offered through the separate account(s) of each contract owner's variable contract, or
(2) absent timely instructions from a contract owner, into the money market investment option applicable to the particular variable contract.

     Management previously has advised the Board of Trustees ("Board") of The Travelers Series Trust (the "Trust") that management was seeking to rationalize and focus the investment options available to contract owners purchasing the Travelers' products. Management indicated that certain of its funds, including the Fund, have failed to generate sufficient asset size to operate efficiently and are not expected to achieve economies of scale in the future. Accordingly, management was no longer willing to continue subsidization of the Fund's expenses.

     Management also considered that, as a practical matter, the variable products are limited in the number of investment options that can be offered, and therefore, it seems prudent to eliminate as investment options those funds, including the Fund, that are small or have limited appeal to contract owners. Accordingly, because no one investment alternative is available to every contract that may use the Fund as an investment option and because management has determined to eliminate the Fund as an investment option offered through the variable contracts, the Board has concluded that it is in the best interest of the Trust, the Fund and its shareholders and the underlying contract owners to liquidate the Fund under the Plan.

LIQUIDATION PLAN

     Under the Liquidation Plan, The Travelers will redeem Fund shares as of October 26, 2001 (the "Liquidation Date") at the Fund's net asset value and, subject to the instructions of contract owners with interests in the separate account invested in the Fund, will purchase shares of one or more other investment options offered through each variable contracts. In those cases where a contract owner has not provided such transfer instructions, The Travelers will purchase shares of the money market investment option available to the particular variable contract. A money market fund was selected as a default option primarily on the following factors: (1) preservation of capital for the contract owners; and (2) no new market risk the contract owner had not selected. Two money market funds will be used: Travelers' Money Market Portfolio and Smith Barney Money Market Portfolio. As a result, the Board believes that the value of contract owners' account values would not be diminished by the Plan.


     Contract owners will incur no transfer fees or other charges under the Liquidation Plan. Also, contract owners' rights and The Travelers' obligations under the variable contracts will not be altered in any way. In addition, as contract owners are not restricted in the number of transfers permitted under the variable contracts during a contract year, the Transfers of liquidated proceeds will have no impact on the number of transfers that a contract owner is permitted to make during the contract year. All expenses of the solicitation, Liquidation, and Transfers, including legal, accounting, and other fees and charges will be paid by an affiliate of Citigroup, an affiliate of the Trust.


TRANSFER RIGHTS


     Contract owners have the right to transfer from this Fund into other investment options offered through their variable contracts at any time prior to or on the date of the Liquidation. Any contract owners wishing information on any investment option or assistance to implement a transfer prior to the Liquidation Date should call The Travelers at 1-800-842-8573.


     In seeking to ensure that contract owners, and not The Travelers, will make the investment decisions as to a contract owner's benefits, The Travelers will not only request voting instructions as to the Plan but also will request transfer instructions from contract owners as to the investment of assets to be liquidated. Further, as of the Liquidation Date and on behalf of contract owners who have not exercised their transfer rights prior to the Liquidation Date, The Travelers will take one of two actions: for contract owners who have provided transfer instructions, The Travelers will arrange for the Transfer of any liquidation proceeds to the investment option(s) selected by the contract owner in accordance with his or her instructions; for contract owners who have not yet provided transfer instructions, The Travelers will Transfer the liquidation proceeds to the default money market investment option available to the particular variable contract.

     Contingent on receiving approval at the Meeting, the Trust will liquidate the Fund in accordance with the Plan. Any assets that remain in the Fund on the Liquidation Date will be transferred in shares of beneficial interest of Money Market Portfolio or Smith Barney Money Market Portfolio, as the money market investment option applicable to a particular variable contract (together, the "Money Market Funds").


BOARD EVALUATION AND APPROVAL

     On July 27, 2001, the Board met in person at a meeting called for the purpose of considering, among other things, the Plan. At the meeting, the Board considered data provided by management on the Fund's lack of asset growth and market share and the Fund's expenses.

     The Board considered, among other things, the following information:

     1. During 2000 and 2001, based on an examination of contract owners' investment allocations, that many contract owners have been allocating their purchase payments to equity investments other than the Fund, as well as transferring from the Fund into other investment options, within the applicable variable contracts;

     2. Under an agreement with the Trust, management had agreed to reimburse the Fund for certain ordinary operating expenses in excess of 1.00% of the Fund's average daily net assets. This reimbursement policy has permitted the Fund's annual operating expense ratio to remain competitive in the market since the Fund's commencement of operation on May 1, 1998. Given the lack of asset growth and interest of the contract owners, management has concluded it can no longer devote assets to maintain that expense reimbursement policy. Absent the proposed liquidation, contract owners will bear the entire expenses of operating the Fund without benefit of the reimbursement policy, at a time when operating expenses are relatively high and net asset size is decreasing;

     3. Management's decision to eliminate the Fund as an investment option for the contracts, which would eliminate the Fund's source or new assets; and

     4. The fact that under the Liquidation Plan, contract owners will have no adverse tax consequences.

     In connection with the recommended default money market fund investment options, management discussed the safety and stability of the principal investment in these Funds for the period until a contract owner makes a new investment allocation. Management noted that no only should capital be preserved but also that the total operating expense ratios of the respective money market funds would be substantially less that that operating expense ratio for the Fund, which would result in some additional benefit to the contract owners.

     The Board concluded that, under the facts and circumstances, including the Fund's limited asset levels, higher gross expenses, contract owner interest in other equity investment options, and management's decision to eliminate the Fund from the investment options made available to new contracts, it is in the best interests of the Fund and its shareholders and the underlying contract owners to liquidate the Fund. Furthermore, the Board concluded that, because of the number of variable contracts through which the Fund is offered and because no single comparable mutual fund exists as a transfer investment option, the Liquidation Plan is in the best interests of contract owners, as it allows contract owners to provide instructions as to the transfer of the Fund's liquidated assets into other investment options available under the variable contracts, which prevents adverse tax consequences to contract owners, and also provides a default option that should preserve principal for the contract owners who have not provided transfer instructions.

     If approved by the Fund's shareholders, the Plan will become effective as of October 26, 2001 or such other date as determined by the Board.

Summary

     Based upon its review, the Board concluded that the Plan is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above and such other factors and information it considered relevant, the Board of Trustees unanimously approved the Plan and voted to recommend its approval by the Fund's shareholders.

     THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PLAN OF LIQUIDATION UNDER THIS PROPOSAL.

PLAN PROVISIONS

     GENERAL.  The Plan will be accomplished as of the Liquidation Date by The
Travelers: (1) requesting a redemption of Fund shares, which will cause the Fund to sell its assets; (2) redeeming all Fund shares at net asset value; and (3) purchasing with the proceeds: (a) as instructed by each contract owner, shares of another mutual fund investment option offered through the contract owner's variable contract, in accordance with the new investment option's current prospectus; or (b) absent any instruction by a contract owner, shares in the applicable money market fund offered through the variable contracts, in accordance with each money market fund's current Prospectus.

     Contract owners who do not wish to have liquidation proceeds invested in another investment option and, instead, have requested a surrender of such proceeds (as discussed more fully below under "Surrender Rights" below) pursuant to the variable contract, will be paid such proceeds in cash in accordance with the provisions of the applicable variable contract and prospectus.

     As a result, the Liquidation Plan will not diminish the value of contract owners' investment interests liquidated from the Fund and transferred to another investment option as instructed by a contract owner, or transferred to the applicable money market fund. If a contract owner exercises the surrender right with regard to the liquidation proceeds, he or she may incur income tax liability and a tax penalty. Contract owners are encouraged to refer to their variable contract prospectuses for a discussion of the possible tax consequences resulting from a surrender. ALSO, VARIABLE CONTRACT OWNERS SHOULD SEEK QUALIFIED TAX ADVICE BEFORE EXERCISING THEIR SURRENDER RIGHTS.

     Contract owners will not incur any fees or charges under the Liquidation Plan if they choose to transfer to another investment option from the Fund, or if their investment interests in the Fund are transferred to the applicable money market fund.

     TIMING. Contract owners will be notified if shareholders vote to approve the Liquidation Plan and the date the Plan is effective. The Trust intends to provide notice after the Meeting and a second reminder notice prior to the Liquidation Date. These notices are intended to provide contract owners with sufficient time to provide transfer instructions to The Travelers once the liquidation is certain.

     SURRENDER RIGHTS. In lieu of a transfer discussed above, certain contract owners may elect to receive in cash the value of their investment interests from the Fund by exercising their surrender rights as provided in the contract. (Such a surrender may have adverse tax consequences. See "Federal Tax Consequences.") If a contract owner elects to make such a surrender in connection with their liquidation proceeds within 30 days after the Liquidation Date, The Travelers will waive any surrender charges that The Travelers would normally impose on such surrenders.

     FEDERAL TAX CONSEQUENCES. The Board has been advised by counsel that the Liquidation and Transfer under the Plan will not create any tax liability for contract owners.

     However, if a contract owner exercises his or her surrender rights, the contract owner may incur income tax liability and a tax penalty. Contract owners are encouraged to refer to their variable contract prospectuses for a discussion of the possible tax consequences resulting from a surrender. Also, variable contract owners should seek qualified tax advice before exercising their surrender rights.

                              GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

     The Trust's Management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the persons holding proxies will vote on that business in accordance with their best judgment.

INVESTMENT ADVISER

     Travelers Asset Management International Company LLC ("TAMIC"), One Tower Square, Hartford, Connecticut 06183, serves as investment adviser to the Fund. TAMIC is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC has engaged Travelers Investment Management Company ("TIMCO") as subadviser to the Fund. TIMCO is located at 100 First Stamford Place, Stamford, Connecticut 06902.

SERVICE PROVIDERS

     The Trust has no underwriter or distributor. The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183 serves as the Trust's administrator. Smith Barney Fund Management LLC, an affiliate of Travelers Insurance, serves as subadministrator to the Trust and is compensated by The Travelers Insurance Company.

SHAREHOLDER PROPOSALS

     The Trust does not have annual or any other regularly scheduled meetings of shareholders, and currently has no plans to hold another meeting of shareholders of the Fund. Special Meetings of the shareholders may be called by the Board upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote and such written shareholder requests must be received by the Trust's Secretary at One Tower Square, Hartford, Connecticut 06183 within a reasonable time before the solicitation is made.

     Contract owners should submit their proposals for a subsequent shareholder meeting by Certified Mail -- Return Receipt Requested by December 31, 2001. The Securities and Exchange Commission has adopted certain requirements that apply to any proposals of shareholders.

REPORTS TO SHAREHOLDERS

     The Trust will furnish, without charge, a copy of its Annual Report and Semi-Annual Report upon request. To request a copy of either report, please contact the Trust at its address specified above or call The Travelers at 1-800-842-8573.

     In order that the presence of a quorum at the meeting may be assured, prompt execution and return of the enclosed voting instruction form is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

                                LIQUIDATION PLAN

     Disciplined Small Cap Stock Portfolio (the "Fund") of The Travelers Series Trust (the "Trust") shall proceed to a complete liquidation according to the procedures set forth in this Liquidation Plan (the "Plan"), effective as of October 26, 2001.

      1. The Plan was approved by a majority of the Board of Trustees of the Fund on July 27, 2001.

      2. Effective as of October 26, 2001 (the "Liquidation Date") and subject to the approval of the Fund's shareholders, the Fund will cease to offer its shares to insurance company separate accounts in connection with variable annuity and variable life insurance contracts (the "variable contracts") issued by The Travelers Life Insurance Company and its affiliates (the "Travelers") and shall not engage in any business activities, except for the purpose of preparing to liquidate the Fund's assets, liquidating the Fund's assets, terminating its business and affairs, and investing any remaining assets of the Fund into an applicable money market investment option, taking reasonable steps to preserve the value of the Fund's assets, and distributing the Fund's assets to the shareholders in accordance with the Plan, provided, however that the Fund may continue to carry on its activities as a series investment company, as described in its then current Prospectus, with regard to existing shareholders and assets, until final distribution of assets to shareholders. The Fund shall cause the orderly liquidation of its assets to cash consistent with the terms of the Plan, by sale or holding to maturity of its investments as the Trust's Officers and the Fund's investment adviser shall determine to be advisable, and pay or provide for the payment of all outstanding obligations, taxes, and other liabilities, accrued or contingent. The Fund shall be deemed to have duly provided for payment by remitting to The Travelers, as administrator, funds for such purposes.

      3. The Trust's officers shall provide advance notice to shareholders and owners of variable life insurance policies and annuity contracts ("contract owners") of the liquidation of the Fund, and each contract owner will be encouraged and given several opportunities to make a new investment decision prior to liquidation of the Fund's assets on the Liquidation Date.

      4. The Trust's Officers shall request instructions from the contract owners as to the investment of assets to be liquidated, and arrange for the investment of these proceeds by the shareholders in accordance with these instructions.

      5. If a contract owner has not given instructions to the Trust by the Liquidation Date, any assets that remain in the Fund shall be liquidated, and the Officers of the Trust shall arrange for the distribution of the proceeds to Shareholders on a pro-rata basis, to be invested in shares of beneficial interest of Money Market Portfolio or Smith Barney Money Market Portfolio, as the money market investment option applicable to a particular variable contract.

      6. Prior to the Liquidation Date, contract owners that request to redeem all or any portion of the value of their variable contracts, shall receive the cash surrender value in accordance with the provisions of the applicable variable contract and prospectus.

      7. Dividends on each of the Fund's shares, consisting of substantially all of the Fund's undistributed taxable net investment income and undistributed taxable capital gain shall be declared to the shareholders of record as of the close of business on the third day prior to the Liquidation Date, payable to such shareholders on the Liquidation Date in additional shares at the net asset value per share next determined following the time of declaration, and the shareholders' proceeds shall: (1) according to a new investment decision by a contract owner, immediately be invested for the account of the contract owner in accordance with the new investment option's current Prospectus; (2) absent a new investment decision by a contract owner, immediately be invested for the account of the contract owner in accordance with the Money Market Portfolio's or Smith Barney Money Market Portfolio's current Prospectus, as the case may be, or (3) in the case that a contract owner requests a surrender of the variable contract, pay such proceeds in cash in accordance with the provisions of the applicable variable contract and prospectus.

      8. Upon the completion of the liquidation, distribution, and investment of the Fund's assets under the Plan, the officers shall do any and all things necessary, with the advice of counsel, to wind up the Fund's affairs, including filing a final N-SAR for the Fund and any other required documents with the Securities and Exchange Commission and state securities commissions or other federal or state agencies.

      9. Upon completion of the distribution of the remaining proceeds or the remaining assets, in accordance with Article IX, Section 4, paragraph (d) of the Agreement and Declaration of Trust, the Fund shall terminate and the Trustees shall be discharged of any and all further liabilities and duties with respect to the Fund and its shareholders, contract owners, or creditors, and the right, title and interest of all parties shall be canceled and discharged with respect to the Fund.

     10. The officers shall be, and hereby are, authorized by the approval of the Plan by the Board of Trustees to perform such acts as are necessary, desirable or convenient, with the advice of counsel, to carry out the details of the Plan, to execute, acknowledge and deliver any and all documents necessary to distribute the net assets of the Fund and to carry out the Plan as hereinbefore set forth.

                       [FORM OF VOTING INSTRUCTION FORM]
                     VOTING INSTRUCTIONS FORM - DISCIPLINED
                           SMALL CAP STOCK PORTFOLIO

----------------------------------------------------------------------------
            The Travelers                       The Travelers Life
          Insurance Company                     and Annuity Company
----------------------------------------------------------------------------

Voting Instructions solicited by The Travelers Insurance Company and The Travelers Life and Annuity Company in connection with a solicitation of proxies by the Board of Trustees of The Travelers Series Trust (the "Trust") for a special meeting of shareholders (the "Meeting") of the Trust's Disciplined Small Cap Stock Portfolio (the "Portfolio") to be held on September 26, 2001.


I hereby instruct The Travelers Insurance Company or The Travelers Life and Annuity Company, as appropriate, to vote the shares of the Trust's Portfolio as to which I am entitled to give instructions at the Meeting to be held on September 26, 2001 at 9:00 a.m. Eastern time, at the Trust's Offices, One
Tower Square, Hartford, Connecticut 06183, or any adjournment(s) thereof, as instructed on reverse side:





I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy

Statement dated August 20, 2001. I realize that if I return this form without providing any instructions regarding a proposal, my timely returning of this form will be deemed to be an instruction to vote in favor of the proposal.

These voting instructions may be revoked at any time prior to the Meeting by notifying the secretary of The Travelers or the secretary of the Trust, in writing by 5:00 p.m. on September 24, 2001.

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

 Signature and title:
 ----------------------------

 Date:
 ----------------------------


THIS INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED BENEFICIAL OWNER. IF NO DIRECTION IS MADE, THIS INSTRUCTION CARD WILL BE VOTED FOR THE PROPOSAL.



Please fill in box(es) as shown using black or blue ink or a number 2 pencil [X] PLEASE DO NOT USE FINE POINT PENS.




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                                 For         Against       Abstain
 1.  To approve the
     Liquidation Plan            [ ]           [ ]           [ ]
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